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                                                                   Exhibit 99.1


                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2002-4


Section 7.3 Indenture                 Distribution Date:              9/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)    Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      1,732,500.00
            Class B Note Interest Requirement                        167,125.00
            Class C Note Interest Requirement                        274,500.00
                      Total                                        2,174,125.00

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.37500
            Class B Note Interest Requirement                           1.59167
            Class C Note Interest Requirement                           2.03333

(iii)   Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,260,000,000
            Class B Note Principal Balance                          105,000,000
            Class C Note Principal Balance                          135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)    Required Owner Trust Spread Account Amount                 15,000,000.00



                                                By: ___________________________
                                                Name:  Patricia M. Garvey
                                                Title: Vice President